Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

LICENSE AGREEMENT
(Office and Lab Space)

THIS LICENSE AGREEMENT ("**License**") is entered into as of September 18, 2026 between **HELIX NB LLC**, a New Jersey limited liability company ("**Owner**"), and **AQUESTIVE THERAPEUTICS, INC.**, a Delaware corporation ("**Licensee**").

IN CONSIDERATION of the mutual covenants below, and intending to be legally bound, Owner and Licensee covenant and agree as follows:

1. Key Defined Terms.

(a) "**Broker**": JLL (Licensee's Broker).

(b) "**Building**": H-1 @ New Jersey Health + Life Science Exchange, 20 French Street, New Brunswick, NJ 08901

(c) "**Commencement Date**": The earlier to occur of (i) Licensee commencing its operations within the Licensed Premises; and (ii) Thirty (30) days following the Possession Date (as hereinafter defined).

(d) "**Possession Date**": The date upon which Owner delivers the Licensed Space to Licensee for occupancy with Owner's Work substantially completed. Owner anticipates the Possession Date will occur prior to September 30, 2026.

(e) "**Fixed License Fee**":

License Year	Annual	Monthly
1	$249,650.00	$20,804.17
2	$257,139.50	$21,428.29
3	$264,853.69	$22,071.14

(f) "**Owner's Work**": Except as set forth elsewhere in this License, Licensee accepts the Licensed Premises in their "AS IS", "WHERE IS" condition, subject only to the performance of Owner's Work (as hereinafter defined) and shall maintain the same throughout the Term. "**Owner's Work**" shall mean the work set forth on **Exhibit A**, attached hereto and made a part hereof.

(g) "**Notice Addresses**":

Owner:

Helix NB LLC
c/o New Brunswick Development Corp.
20 French Street, Suite 1100
New Brunswick, NJ 08901
Attn: Merissa Buczny
Phone: 732-259-2220
Email: mbuczny@devco.org

126004904.8

ii 126004904.8 4925-6081-2984, v. 12 Licensee’s current contacts for the following are set forth below, and Licensee shall notify Owner in writing of any changes to this information: Licensee Notice Address: Licensee’s billing contact: Aquestive Therapeutics, Inc. Aquestive Therapeutics, Inc. 184 Liberty Corner Road 184 Liberty Corner Road Warren, NJ 07059 Warren, NJ 07059 Attn: Vincent Buono Email: invoices@aquestive.com Email: vbuono@aquestive.com With a copy to: With a copy to: Aquestive Therapeutics, Inc. Aquestive Therapeutics, Inc. 184 Liberty Corner Road 184 Liberty Corner Road Warren, NJ 07059 Warren, NJ 07059 Attn: Thomas Zalewski, Esq. Attn: Peter Boyd Email: tzalewski@aquestive.com Email: pboyd@aquestive.com (g) “Permitted Use”: The operation of a wet lab for life science uses commensurate with lab space in a first-class office building, as well as general administrative office use ancillary thereto. For purposes of clarity, “general administrative offices” shall be deemed to include, but not be limited to, kitchen and eating facilities (provided such facilities exist in the Licensed Premises), computer and telecommunications facilities, data processing and transmission, conference and meeting facilities and other uses typically made by other laboratory tenants in buildings substantially similar to the Building and located in northern and central New Jersey. For purposes of clarity, the Permitted Use shall specifically exclude any use or manner thereof which may be classified as being in excess of Biosafety Level 2 (BSL-2). (h) “Licensed Premises”: The space presently known as Suite D on the tenth (10th) floor of the Building, which is deemed to contain 4,993 square feet of area, as shown on Exhibit A attached hereto. (i) “Security Deposit”: $62,412.51 (j) “Initial Term”: The period commencing on the Commencement Date and ending at 11:59 p.m. on the last day of the third (3rd) License Year (as hereinafter defined). (k) “Renewal Option”: Provided it is not in default hereunder at the time it exercises a Renewal Option, Licensee shall have one (1), thirty-six (36) month extension period following the initial term (the “Renewal Term”), exercisable by written notice from Licensee at least six (6) months prior to the expiration of the then-current Term. The License Fee for the Renewal Term shall be determined by Fair Market Value (as hereinafter defined). 2. Terms and Conditions. This License all exhibits attached hereto, including without limitation the Terms and Conditions attached hereto as Exhibit B, as if set forth in full in the body of this License. Capitalized terms used but not defined in the Terms and Conditions have the respective meanings given to them above. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURES ARE FOUND ON THE FOLLOWING PAGE.] Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 IN WITNESS WHEREOF, the parties hereto have executed this License under seal as of the day and year first-above stated. OWNER: HELIX NB LLC a New Jersey limited liability company By: _______________________________ Name: Christopher J. Paladino Title: Authorized Signatory LICENSEE: AQUESTIVE THERAPEUTICS, INC. a Delaware corporation By: _______________________________ Name: Daniel Barber Title: President and CEO Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 EXHIBIT A Licensed Premises/Owner’s Work Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 Landlord’s Base Building Work The Landlord, at its sole cost and expense, shall deliver the Leased Premises with the following structural and utility infrastructure completed, permitted, and signed off by the local New Jersey municipal subcode officials: Structural Floor Capacity: Base building floor slabs reinforced to support a minimum live load capacity of 100 lbs. per square foot in all designated laboratory zones. Electrical Infrastructure: Delivery of a dedicated 120/208V, 3-phase electrical service providing a minimum power density of 4 watts per square foot for office and 15 watts per square foot for laboratory to the Premises panel. Power at all cabinets for equipment. Power flex cords in ceiling to be available in the lab space. Emergency Backup Power: Connection point provided to the building’s central diesel backup generator, allocating 3 watts per square foot of standby power to the Premises for critical equipment (freezers, incubators). Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 Mechanical & HVAC Systems Single-Pass Airflow: Installation of a 100% Outside Air System (OA) providing a minimum of 4 to 6 air changes per hour (ACH) in lab areas during normal operation. No air from lab zones shall be recirculated into office zones. Negative Pressure Control: VAV box CFM offset settings to maintain negative pressure in the laboratories relative to adjacent corridors, preventing the escape of airborne contaminants. Fume Hood Exhaust: Installation of a dedicated stainless steel, chemical-resistant exhaust duct from the Tenant’s chemical fume hoods, routed vertically through the building shaft to a high-plume dilution fan on the roof. Plumbing & Waste Management Acid Neutralization: Installation of chemical-resistant polypropylene drainage piping from all lab sinks to a central acid-neutralization monitoring tank system prior to municipal sewer discharge. Specialized Water: Installation of an ultra-pure Reverse Osmosis / Deionized (RO/DI) water purification and distribution system to supply laboratory benches. Safety Fixtures: Installation of combination emergency eye-wash/drench shower stations within 50 feet of all wet-bench areas, plumbed with tepid water mixing valves compliant with New Jersey plumbing subcodes. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 EXHIBIT B Terms and Conditions 1. Licensed Premises; Project. (a) Owner hereby grants to Licensee a non-revocable license to use the Licensed Premises upon the terms and subject to the conditions of this License. Except for the Owner’s Work, and subject to Owner’s compliance with Owner’s obligation to provide the equipment and services in accordance with this License, Licensee accepts the Licensed Premises in their “AS-IS”, “WHERE-IS” condition. Notwithstanding the foregoing, Ower shall deliver the Licensed Premises to Licensee, (i) free of all Hazardous Substances and Hazardous Waste, including insulation on steam pipes, piping within columns, and within any under floor distribution system, all in accordance with Applicable Law (as hereinafter defined); and (ii) in compliance with all Applicable Law. Licensee hereby expressly affirms and acknowledges that the parties intend this License to be construed as a personal license to Licensee, and not as a lease, and nothing in this License may be construed to change such intent. Licensee shall have the right to the nonexclusive use during the Term, in common with others entitled to use the same, of the hallways, entrance, restrooms, and other common facilities as may be designated by Owner from time to time for use by licensees on the tenth (10th) floor of the Building (the “Pre-built Lab Space”) using their premises as life science suites designed for research and development, subject to the Building Rules and Regulations (as hereinafter defined). Licensee shall have access to and use of the Licensed Premises and Pre-built Lab Space twenty-four (24) hours, seven (7) days per week. (b) Licensee acknowledges and agrees that its rights to access and use the Building and the Licensed Premises are subject and subordinate to the terms of the Lease (defined below), as well as any and all easements, mortgages, leases and other restrictions of record, and in the event of any conflict or inconsistency between the terms of the Lease and this Agreement, the provisions of the Lease shall govern and control. The “Lease” means that certain Master Lease Agreement entered into as of July 19, 2023, as the same may be amended, pursuant to which Owner leases from NJ Innovation Associates Urban Renewal LLC (“Landlord”) certain portions of the Building, including the Licensed Premises (collectively, the “Master Lease Premises”). (c) For the duration of the Term, Licensee shall have the same access, on the same conditions, and subject to the same restrictions granted to other occupants of the Pre-built Lab Space to certain amenities within the Building and/or Master Lease Premises, including, without limitation, Ground Floor Commons (a 100 seat conference room); Market Hall & Restaurant; Tech-Enabled Meeting Rooms (Three (3) +14 person rooms with flexible furniture); and WiFi enabled work café. Licensee understands and acknowledges that such access to certain amenities is typically on a first-come, first-served basis, and may be subject to fees as well as agreements with other parties. 2. Term. The term of this License (“Term”) commences on the Possession Date and expires at the end of the Initial Term, unless extended by the Renewal Option or earlier terminated by the terms of this License. “End Date” means the last day of the Term, or such earlier date of termination of this License pursuant to the terms hereof. The terms and conditions of this License shall be effective upon the full execution and delivery of this License. For purposes of this License, the term “License Year” shall mean each period of twelve (12) full calendar months, beginning with the Commencement Date. For purposes of clarity, should the Commencement Date not fall on the first day of a calendar month, the first License Year shall include the period from the Commencement Date until the last day of the calendar month within which the Commencement Date occurs. 3. License Fees. Licensee must pay to Owner, commencing on the Commencement Date and thereafter during the Term, without notice, demand, setoff, deduction, or counterclaim, the Fixed License Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

2 126004904.8 4925-6081-2984, v. 12 Fee and Additional License Fees (collectively, “License Fees”). (a) Fixed License Fees. The Fixed License Fees set forth in Section 1(d) of the License are payable to Owner in advance on or before the first day of each month of the Term, in equal monthly installments. (i) Renewal Term: In the event Licensee exercises its option to renew the Term for the Renewal Term, License Fees for the Renewal Term shall be the fair market value for comparable laboratory space in comparable buildings in the northern and central New Jersey area for a term equal to the Renewal Term, taking all factors, including, without limitation, licensee concessions, square footage, amenities, and the length of the renewal term into account (the “Fair Market Value”). Within thirty (30) business days after Owner’s receipt of Licensee’s notice exercising the Renewal Option, Owner shall deliver to Licensee Owner’s written estimate of Fair Market Value for the first License Year of the Renewal Term including any annual percentage escalator for each subsequent License Year of the Renewal Term (“Owner’s Estimate”). If Licensee disagrees with Owner’s Estimate, Licensee shall deliver to Owner Licensee’s written estimate of Fair Market Value for the first License Year of the Renewal Term and any subsequent License Year of the Renewal Term (“Licensee’s Estimate”) within thirty (30) days following Licensee’s receipt of Owner’s Estimate. If Licensee fails to deliver Licensee’s Estimate within said thirty (30) day period, the Fair Market Value shall be the Owner’s Estimate. If Owner does not agree in writing with Licensee’s Estimate, it shall notify Licensee of such disagreement within thirty (30) days after Owner’s receipt of Licensee’s Estimate, and the parties shall automatically proceed to the method set forth in the following paragraph to determine Fair Market Value. (ii) If Owner and Licensee do not agree on the Fair Market Value pursuant to the foregoing paragraph, the Fair Market Value shall be determined in accordance with this paragraph. Within thirty (30) business days following Owner’s delivery to Licensee of its notice of disagreement with Licensee’s Estimate, Owner and Licensee shall each give notice to the other appointing one real estate broker or salesperson licensed in New Jersey with at least ten (10) years’ experience in office leasing in northern or central New Jersey area. If either Owner or Licensee fails to appoint a broker, the Fair Market Value shall be determined by the sole broker so appointed. The brokers so appointed will each determine his or her estimate of the Fair Market Value for the first License Year of the Renewal Term and any annual percentage escalator for each subsequent License Year of the Renewal Term (each a “Broker’s Estimate”) and deliver such Broker’s Estimate to the other broker and to Owner and Licensee within thirty (30) days after the appointment of the final broker. If either broker fails to deliver his or her Broker’s Estimate within such thirty (30) day period, the Fair Market Value shall be the amount determined by the broker that did deliver his or her Broker’s Estimate within such thirty (30) day period. If the lower of the two Broker’s Estimates is within ten percent (10%) of the higher of the two Broker’s Estimates, the average of the two Broker’s Estimates shall be the Fair Market Value. If the lower of the two Broker’s Estimates is greater than ten percent (10%) less than the higher of the two Broker’s Estimates, the two brokers shall within ten (10) days after the delivery of the second Broker’s Estimate jointly appoint a third real estate broker or salesperson licensed in New Jersey with at least ten (10) years’ experience in office leasing in the northern or central New Jersey area. If the two brokers do not agree on the identity of the third broker who is willing to accept such engagement within said ten (10) day period, the third broker shall be appointed by the Assignment Judge of the Superior Court of Middlesex County, New Jersey. The third broker shall have thirty (30) days from his or her appointment to deliver his or her estimate of the Fair Market Value and deliver such estimate to the other brokers and to Owner and Licensee, provided that such third broker shall only select either Owner’s Broker’s Estimate or Licensee’s Broker’s Estimate, and may not submit its own determination. (iii) Following the determination of the Fair Market Value, Owner shall prepare an amendment to the License setting forth the License Fees for the Renewal Term, and Licensee shall promptly execute and return such amendment to Owner for Owner’s execution; provided, however, that License Fees so determined for the Renewal Term shall automatically be effective on the first day of such Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

3 126004904.8 4925-6081-2984, v. 12 Renewal Term notwithstanding the failure of Owner to prepare such amendment or the failure of either party to execute and deliver a signed copy of such amendment to the other party. (b) Additional License Fees. In addition to the Fixed License Fees, Licensee shall pay any charges required to be paid by Licensee pursuant to the terms of this License, including, without limitation, the Operating Costs (as defined below). Unless specifically stated otherwise herein, any and all money, payments, amounts or charges owed by Licensee under this License, shall be due and payable within thirty (30) days of demand therefor. All such amounts payable by Licensee pursuant to this License other than the Fixed License Fees are collectively defined as “Additional License Fees”. (c) All payments due to Owner must be made by electronic funds transfer as follows (or as otherwise directed in writing by Owner to Licensee from time to time): (i) ACH debit of funds, provided Licensee first completes Owner’s then-current forms authorizing Owner to automatically debit Licensee’s bank account; or (ii) ACH credit of immediately available funds to an account designated by Owner. “ACH” means Automated Clearing House network or similar system designated by Owner. 4. Security Deposit. Together with Licensee’s delivery of a signed copy of this License, Licensee must pay to Owner the Security Deposit (if applicable). The Security Deposit will be held as security for the performance of Licensee’s obligations hereunder, and Licensee may not use the money toward the payment of the final (or any) month’s License Fee. No interest will be paid to Licensee on the Security Deposit, and Owner may commingle the Security Deposit with other funds of Owner. Owner may use the whole or any part of the Security Deposit to cure any default by Licensee. If Owner applies any part of the Security Deposit to cure any default of Licensee, Licensee shall, within ten (10) business days of Owner’s written request, deposit with Owner the amount so applied so that Owner will have the full Security Deposit on hand at all times during the full Term. At the termination hereunder, Owner may apply the deposit towards any cost or expense owed by Licensee, and if none, then Owner will return the deposit to the Licensee within thirty (30) days of the End Date, provided Licensee has provided its forwarding address in writing to Owner. 5. Services; Operating Costs; Utilities. (a) Services. Owner will provide, at Owner’s expense, the following services during the Term: (i) standard Building HVAC service on a full-time basis twenty-four (24) hours per day; seven (7) days per week, at a capacity of two (2) CFM per usable square foot for laboratory spaces, and one half (0.5) CFM per usable square foot for office spaces; (ii) electricity for lighting, standard equipment and the equipment and services set forth on Exhibit C, attached hereto and made a part hereof, at a capacity of four (4) watts per usable square foot, connected load for office uses, ten and one half (10.5) watts per usable square foot, connected load for laboratory uses, and five (5) watts per usable square foot, connected load for laboratory optional standby power; (iii) standard water, sewer, and, to the extent applicable to the Building, gas, oil, or steam service, on a full-time basis twenty-four (24) hours per day; seven (7) days per week; (iv) cleaning services only to common areas of the Master Lease Premises and other shared areas; and (v) replacement of Building-standard lights, ballasts, tubes, ceiling tiles, outlets, and similar equipment as well as those items required to maintain the equipment and provide the services set forth on Exhibit C at all times during the Term. All of Licensee’s refuse and trash must be kept in containers in the Licensed Premises supplied by Licensee, if applicable. Licensee is solely responsible for moving its refuse and trash into the applicable location(s) in the common areas designated by Owner for refuse and trash. Licensee will also be responsible for keeping the area around the Licensed Premises, including common areas, free from trash and litter caused by its activities. Notwithstanding anything to the contrary herein, biohazard trash must be collected and stored by Licensee in specifically marked biohazard appropriate bags, and non- hazardous trash in other bags. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

4 126004904.8 4925-6081-2984, v. 12 (b) Operating Costs. Licensee shall pay, as Additional License Fees, without notice, demand, setoff, deduction, or counterclaim, its Proportionate Share (as hereinafter defined) of Operating Costs as set forth below. (i) The term “Operating Costs”, as used in this License, shall mean all costs and expenses incurred by Owner in (a) operating, managing, policing, insuring, repairing and maintaining the Master Lease Premises, (b) maintaining, repairing, and replacing portions of the Master Lease Premises, (c) operating, insuring, repairing, replacing and maintaining all utility facilities and systems including, without limitation, sanitary sewer lines and systems, fire protection lines and systems, security lines and systems and storm drainage lines and systems serving the Master Lease Premises (“Utility Facilities”), lighting fixtures, and signage within the Master Lease Premises, and (d) similar operating costs charged to Owner by Landlord under the Lease as additional rent for the maintenance and operation of the Building and the larger project on which it resides (the “Project”), including, without limitation, costs charged by Landlord to Tenant under Articles 6, 11, 14, and 17 of the Lease. Operating Costs shall include the actual costs incurred by Owner for any personnel (whether employees of Owner or third party contractors) employed in the management and operation of the Master Lease Premises. Operating Costs shall include, without limitation, the following: Expenses for maintenance, landscaping, repairs, replacements, lighting, cleaning, painting, trash removal, management offices, security, contributions toward reserves for replacements (not to exceed $1,997.20 on an annual basis), maintenance and/or repairs, fire protection and similar items; rental expenses on equipment; charges, surcharges and other levies related to the requirements of any Federal, state or local governmental agency; premium amounts for comprehensive or commercial general liability insurance; premium amounts for standard “special form causes of loss insurance” or “all risks” fire and extended coverage insurance with, at Owner’s option, an earthquake damage or “terrorism” endorsement; premiums for flood insurance; premiums for environmental insurance, in a form and issued by a carrier acceptable to Owner in its sole and absolute discretion; the cost of any deductibles or self-insured retentions relating to the insurance maintained by Owner pursuant hereto; costs of management of the Master Lease Premises or the Pre-built Lab Space (whether such management services are provided by Owner or a third party contractor); and expenses related to the Utility Facilities. Notwithstanding the foregoing, the cost of any capital improvement or expenditure included in Operating Costs shall be amortized over its useful life under generally accepted accounting principles, with only that portion of the amortized cost arising during the Term hereof being counted towards Operating Costs in any given License Year. In addition, and further notwithstanding anything to the contrary in this Article 5, the term “Operating Costs” shall not include (i) costs of correcting defects in the Licensed Premises or the Master Lease Premises; (ii) costs of repairs by Owner to remedy damage caused by the negligence of Owner, its agents, servants or employees, or by the negligence or misconduct of other tenants or licensees within the Building or Project to the extent the restoration of the same would be covered by insurance coverage required to be carried under this License; (iii) depreciation charges; (iv) interest and principal payments on mortgages or other indebtedness; (v) other expenses incurred in leasing, licensing or in procuring tenants or licensees, including without limitation, brokerage fees and/or commissions, advertising expenses and expenses for leasing and renovating space for tenants or licensees; (vi) environmental clean-up expenses incurred by Owner; (vii) off-site improvements unrelated to operation of the Building or amenities provided thereto; (viii) legal fees, appraisal fees, brokerage commissions, origination fees, points, mortgage recording taxes, title charges and other costs or fees incurred in connection with any financing or refinancing; (ix) all costs incurred in connection with a sale or transfer of all or any portion of the Project, Building or Licensed Premises, or any interest herein or in any person owning an interest therein; (x) any fees or other expenditures paid to any corporation or other entity related to or affiliated with Owner to the extent such fees or expenditures exceed (except to a de minimis extent) the amount that would have been paid in the absence of such relationship; (xi) management fees to the extent such fees are in excess of the prevailing rate for management of comparable Projects in Middlesex County, New Jersey; and (xii) charitable or political contributions. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

5 126004904.8 4925-6081-2984, v. 12 (ii) Licensee shall pay to Owner, on the first (1st) day of each calendar month, an amount estimated by Owner to be the monthly amount of Licensee’s Proportionate Share of the Operating Costs that relate to the Licensed Premises. The estimated monthly charge may be adjusted periodically by Owner on the basis of Owner’s reasonably anticipated costs. Following the end of each calendar year or, at Owner’s option, its fiscal year, Owner shall furnish to Licensee a statement covering the calendar or fiscal year (as the case may be) just expired, showing by cost category the actual Operating Costs for that year that relate to the Master Lease Premises, the total Floor Area of the Master Lease Premises, the amount of Licensee’s Proportionate Share of the Operating Costs for that year that relate to the Master Lease Premises, and the monthly payments made by Licensee during that year for the Operating Costs that relate to the Master Lease Premises (the “Annual Statement”). If Licensee’s share of the Operating Costs that relate to the Master Lease Premises exceeds Licensee’s prior payments, Licensee shall pay to Owner the deficiency within thirty (30) days after receipt of such Annual Statement. If Licensee’s payments for the calendar year exceed Licensee’s actual share of the Operating Costs that relate to the Master Lease Premises, and provided Licensee is not in arrears as to the payment of any License Fees, Licensee may offset the excess against payments of Operating Costs that relate to the Master Lease Premises next due Owner, or, if the Annual Statement relates to the last year of the Term, Owner shall reimburse Licensee for such overage within thirty (30) days after Owner’s delivery of the Annual Statement. An appropriate proration of Licensee’s share of the Operating Costs that relate to the Master Lease Premises as of the Commencement Date and the expiration date of the Term shall be made. (iii) Owner shall reasonably determine the share of Operating Costs for the Master Lease Premises that relate to the Licensed Premises. Licensee’s share of the Operating Costs for the Master Lease Premises (the “Proportionate Share”) shall be determined by multiplying the Operating Costs allocated to the Master Lease Premises by a fraction, the numerator of which is the number of square feet of Floor Area in the Licensed Premises and the denominator of which is the Floor Area in the Master Lease Premises, to the extent occupied from time to time as of the commencement of the applicable calendar or fiscal year (as the case may be); provided, however, in no event shall such denominator be less than ninety-five percent (95%) of the Floor Area of the Master Lease Premises as of the commencement of the applicable calendar or fiscal year (as the case may be). As of the Effective Date, Licensee’s Proportionate Share shall be 3.62%. (c) Utilities and Additional Services. (i) Licensee, at Licensee’s expense, must make arrangements with the applicable utility companies and public bodies to provide, in Licensee’s name, any service not provided by Owner. Licensee shall pay to Owner, as Additional Rent, the actual cost of any services provided by Owner on Exhibit C, as the same may be sub-metered, or, as reasonably estimated by Owner. Licensee may not overload the utility capacity serving the Licensed Premises. Licensee must secure Owner’s approval for the use or placement of any high-load equipment within the Licensed Premises, which Owner may withhold in its sole, but reasonable discretion. Licensee must at all times comply with the rules, regulations, terms, policies, and conditions applicable to the service, equipment, wiring pipes or other conduits, and requirements of the utility supplying electricity or gas to the Building. Except as otherwise provided herein, Owner will not be responsible for any cessation of utility service. In such case, Owner will not be liable in any respect for damages to either person or any form of property, including, without limitation, loss of research, nor will such circumstance relieve Licensee from the fulfillment of any covenant of this License. (ii) Owner has no obligation to furnish any services, supplies, or utilities other than as set forth in this License, including, without limitation, those set forth on Exhibit C; provided, however, upon Licensee’s prior request, Owner may, in Owner’s sole discretion, furnish additional services, supplies, or utilities, in which case Licensee must pay to Owner, within 30 days after demand, Owner’s then current charge for such additional services, supplies, or utilities, or Licensee’s pro rata share thereof, if applicable, as reasonably determined by Owner. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

6 126004904.8 4925-6081-2984, v. 12 6. Use of Licensed Premises; Compliance with Applicable Law and Rules. (a) Licensee may use the Licensed Premises solely for the Permitted Use, and for no other purpose. Licensee may not change its use of the Licensed Premises without the prior written consent of Owner, which consent shall not be unreasonably withheld, conditioned or delayed. Licensee may not use or allow the Licensed Premises to be used for any unlawful purpose, and must at all times use the Licensed Premises and otherwise perform its operations therein in compliance with the Rules and all applicable laws, statutes, ordinances, and governmental rules and regulations now in force or that may hereafter be enacted or promulgated (collectively, “Applicable Law”). “Rules” means, collectively, the Applicable Safety Standards and the Building Rules and Regulations. “Applicable Safety Standards” means the laboratory and safety guidelines published within the Tenant Handbook, as the same may be modified from time to time by Owner and provided to Licensee in writing. “Building Rules and Regulations” means the written Building rules and regulations established from time to time by Owner. Owner shall have provided the current Tenant Handbook and Building Rules and Regulations to Licensee prior to the execution of this License. For purposes of clarity, in connection with its access to and use of the Licensed Premises, Licensee must abide with background and security requirements set forth in the Rules, as well as abide by guidelines promulgated by the Center for Disease Control and the National Institute of Health applicable to Licensees use of the Licensed Premises. Licensee must, at its sole cost and expense, promptly obtain all necessary licenses and permits and comply with all Applicable Law relating to or affecting the condition, use, or occupancy of the Licensed Premises by Licensee. (b) Licensee will not use the Licensed Premises or allow the Licensed Premises to be used in any manner that results in the cancellation of any fire or liability policy on the Licensed Premises, or that results in an increase of insurance premiums for such policies. Licensee may not abandon the Licensed Premises during the Term. Licensee may not install or maintain in the Licensed Premises any signs, placards, or posters of any nature that are not first approved by Owner as to size, type, content, location, or other characteristic of the same, and no display or storage, of equipment, boxes, containers of any sort nor of any other thing may be maintained in the common areas of the Licensed Premises without the prior approval in writing by Owner, such approval not to be unreasonably withheld, conditioned or delayed. Licensee understands and agrees that the Licensed Premises are a part of a multi-organizational facility and Licensee will not interfere with other organizations’ quiet enjoyment of the Building. This obligation includes, without limitation, proper and appropriate professional conduct as reasonably determined by Owner, and, the conduct of Licensee’s activities within the Licensed Premises in compliance with the Rules and Tenant Handbook, as well as in a manner which does not interfere with the activities or experiments of other occupant of the Building (including, without limitation, as a result of vibrations, odors, or electromagnetic or other interferences, any such use, collectively, an “Incompatible Use”). For purposes of clarity, Owner shall have the right to restrict any Incompatible Use by Licensee, and, failure of Licensee to stop any such Incompatible Use promptly upon written demand by Owner shall be deemed an event of default hereunder. 7. Care and Maintenance of Building and Licensed Premises. Subject to Section 6 above, and, the obligations of Landlord under the Lease, Owner covenants and agrees that Owner shall maintain and repair the Master Lease Premises, including any required repair and replacement of all of the equipment provided as set forth on Exhibit C, during the Term, normal wear and tear and damage by fire, and other casualty excepted. Licensee acknowledges that the Licensed Premises are in good order and repair as of the Commencement Date with no significant defects or deficiencies known to Licensee; provided, however, that Owner is warranting that all building systems servicing the Licensed Premised will remain in good working order for a period of twelve (12) months from the Possession Date, and Owner shall promptly repair or replace, as applicable, any building systems that do not comply with such warranty, following written notice from Licensee of any such deficiency. Licensee must maintain the Licensed Premises including all of its workspaces and fixtures and finishes in good condition, normal wear and tear and damage by fire, and other casualty excepted. Licensee may not permit the Licensed Premises to be overloaded, Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

7 126004904.8 4925-6081-2984, v. 12 damaged, stripped, or defaced. Licensee must maintain the Licensed Premises consistent with like-kind multi-tenant laboratory space in the central/northern New Jersey market. 8. No Alterations. Licensee may not make or perform, or permit the making or performance of, any material alterations, installations, decorations, improvements, additions, or other physical changes (collectively, “Alterations”), in or about the Licensed Premises without Owner’s prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. Licensee may not do anything to be done on the Licensed Premises which could result in the filing of a mechanic’s lien against Owner’s property. Notwithstanding the foregoing, Licensee may install an access control system for the Licensed Premises, subject to the reasonable approval of Owner. In reviewing a request from Licensee to perform Alterations, Owner shall have an initial period of fifteen (15) days to review and approve Licensee’s request therefor. In the event Owner provides Licensee with comments on Licensee’s plans and/or specifications related to the Alterations, Licensee shall incorporate such comments, and upon Licensee’s re-submission of plans and specifications to Owner for review, Owner shall have a period of fifteen (15) days to review and approve Licensee’s request. 9. Environmental Matters. Licensee shall comply, at its sole cost and expense, with all Environmental Laws which are applicable to the Licensed Premises, Building and/or Project and/or the conduct of Licensee’s business thereon, including but not limited to ISRA, in each case in connection with Licensee’s use and occupancy of the Licensed Premises; provided, however, that the provisions of this Section 9 will not obligate Licensee to comply with the Environmental Laws if such compliance (i) is required solely as a result of the existence of contamination in excess of applicable Environmental Laws which condition precedes the Commencement Date or (ii) was not otherwise caused or negligently exacerbated by Licensee or any of Licensee’s members, officers, agents, employees, contractors or invitees (“Licensee Parties”). Landlord warrants and represents to Licensee that, prior to the Effective Date, Owner is not aware of any facts or circumstances which would give rise or may give rise to the existence of a leak, spill, release, discharge, omission or deposit of any Hazardous Substances or Hazardous Waste upon the Licensed Premises. (a) Copies of Environmental Documents. Licensee shall deliver promptly to Owner a true and complete copy of any correspondence, notice, report, sampling, test, finding, declaration, submission, order, complaint, citation or any other instrument, document, agreement and/or information submitted to, or received from, any governmental entity, department or agency in connection with any Environmental Law relating to or affecting the Licensed Premises during the Term or other times during which Licensee is occupying the Licensed Premises. Licensee shall at all times ensure that Owner has an up-to-date copy of a list of any inventory maintained by Licensee which constitutes a Hazardous Substance, as well as the safety data sheets for all inventory maintained by Licensee on the Licensed Premises. Licensee shall deliver to Owner an updated version of such information upon five (5) days’ request from Owner. (b) Hazardous Substances and Hazardous Waste. Licensee shall not cause or permit any Hazardous Substance or Hazardous Waste to be kept in the Licensed Premises, except for cleaning supplies, inventory, lab solvents and other similar products and materials in such amounts as are customarily used by Licensee in the ordinary course of its business and stored, utilized, and disposed of in accordance with all Environmental Laws. Licensee shall not engage in, or permit any other person or entity to engage in, any activity, operation or business in the Licensed Premises that involves the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of Hazardous Substances or Hazardous Waste. Licensee shall not cause or permit the release, spill, discharge, emission, or disposal of Hazardous Substances or Hazardous Waste on the Project, including, without limitation, the discharge of chemicals or pigments into wastewater or sewer lines. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

8 126004904.8 4925-6081-2984, v. 12 (i) Licensee agrees and acknowledges in the event that Licensee stores chemicals or any other products or materials on the Licensed Premises, whether for its own use or for other parties, which become Hazardous Substances or Hazardous Waste (including, without limitation, outdated inventory, damaged containers or packaging, off spec determinations, or similar conditions), Licensee is and in all instances shall be the party with primary responsibility for fulfilling all “generator responsibilities” for regulatory compliance under applicable Environmental Laws on behalf of all parties (i.e., Licensee, the owner of such chemicals, products or other materials and Owner). Such “generator responsibilities” shall include, but not be limited to, the requirement to provide personnel with Hazardous Substance/Hazardous Waste training, ensure waste labeling and storage requirements are met and compliance with all contingency plan rules and other regulatory requirements. Licensee acknowledges that it is acting on behalf of all interested parties, including the Owner, and shall indemnify, defend, and hold Owner harmless from any failure of Licensee or any Licensee Parties to comply with all applicable requirements under Environmental Laws. (ii) Licensee agrees to make submissions to and provide any information required by all governmental authorities requesting same pursuant to Licensee’s obligations under this Section 9. Licensee shall perform all its obligations under this Section 9 at any time during the Term upon written request by Owner or, in the absence of a specific request by Owner, before Licensee’s right to possession of the Licensed Premises terminates or expires. If Licensee fails to perform such work within the time period specified by Owner or before Licensee’s right to possession terminates or expires (whichever is earlier), Owner may at its discretion, and without waiving any other remedy available under this License or at law or equity (including without limitation an action to compel Licensee to perform such work), perform such work at Licensee’s cost. Licensee shall pay all actual third party costs incurred by Owner in performing such work within ten (10) days after Owner’s request therefor. Such work performed by Owner is on behalf of Licensee and Licensee remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Substances or Hazardous Waste for purposes of Environmental Laws. Licensee agrees not to enter into any agreement with any person, including without limitation any governmental authority, regarding the removal of Hazardous Materials or Hazardous Waste that have been disposed of or otherwise released onto or from the Licensed Premises, Building and/or Project without the written approval of Owner. (c) Owner may, at Owner’s sole cost and expense (unless a violation is discovered, in which case Licensee shall reimburse Owner for the actual cost thereof), engage an environmental consultant or LSRP to conduct periodic environmental surveys and inspections (annually or more often, if required by Owner, but not more than two (2) times per License Year) so that any environmental violations may be discovered and corrected in the quickest time possible. Access to the Licensed Premises shall be granted to Owner upon Owner’s prior notice to Licensee and at such times so as to minimize, any disturbance to Licensee’s operations. Owner’s receipt of or satisfaction with any environmental assessment in no way waives any obligations of Licensee or rights that Owner holds against Licensee. Licensee shall promptly notify Owner of any communication or report that Licensee makes to any governmental authority regarding any possible violation of Environmental Laws or a release or threatened release of any Hazardous Substances or Hazardous Waste onto or from the Licensed Premises. Licensee shall, within five (5) days of receipt thereof, provide Owner with a copy of any documents or correspondence received from any governmental agency or other party relating to a violation or a possible violation of Environmental Laws, or claim or liability associated with the release or threatened release of any Hazardous Substances or Hazardous Waste onto or from the Licensed Premises, and shall promptly take such actions as are required to comply with applicable Environmental Laws and rectify such violation, situation, claim or liability with diligence and continuity of action. (d) Discharge. If a spill or discharge of a Hazardous Substance or Hazardous Waste occurs on or from the Licensed Premises at any time during the Term, Licensee shall give Owner as soon as practicable oral and written notice of such spill and/or discharge, setting forth in reasonable detail all Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

9 126004904.8 4925-6081-2984, v. 12 relevant facts, including, without limitation, a copy of (i) any notice of a violation, or a potential or alleged violation, of any Environmental Law received by Licensee or other occupant of the Licensed Premises; (ii) any inquiry, investigation, enforcement, cleanup, removal, or other action instituted or threatened against Licensee or any other occupant of the Licensed Premises; (iii) any claim instituted or threatened against Licensee or any other occupant of the Licensed Premises; and (iv) any notice of the restriction, suspension, or loss of any environmental operating permit by Licensee or any other occupant of the Licensed Premises. If a spill, release, leak, emission, migration or discharge of a Hazardous Substance or Hazardous Waste occurs or arises at the Project (including, without limitation, odors or vapors, or staining or contamination of the slab, sub-grade, sanitary or storm sewers of the Licensed Premises, Building, Project or adjacent areas) at any time during the Term that is caused by the act, negligence or failure to act where there is a duty to act of Licensee or any Licensee Party, then Licensee shall be responsible for the investigation, removal, remediation and cleanup of any such condition, and, shall pay to Owner all actual costs and expenses incurred by Owner in connection with the spill, release, leak, emission, migration or discharge (including, without limitation, the costs and expenses of site investigations and the prompt removal and remediation of such Hazardous Substance or Hazardous Waste so as to obtain an unrestricted, unconditional Final Remediation Document (as defined in ISRA)). (e) If a spill or discharge of a Hazardous Substance or Hazardous Waste occurs or arises at the Licensed Premises at any time during the Term that is caused by the act, negligence or failure to act where there is a duty to act of Licensee or any Licensee Party, and Licensee fails to cause the cure thereof, Owner shall, without relieving Licensee of its obligations under this License and without waiving any default by Licensee under this License, take such action as Owner deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any spill or discharge of any Hazardous Substances or Hazardous Waste on or from the Licensed Premises. Licensee shall pay to Owner all actual costs and expenses incurred by Owner in connection with the spill, release, leak, emission, migration or discharge (including, without limitation, the costs and expenses of site investigations and the prompt removal and remediation of such Hazardous Substance or Hazardous Waste so as to obtain an unrestricted, unconditional Final Remediation Document (as defined in ISRA)), within thirty (30) days of Licensee’s receipt of an invoice therefor. (f) North American Industry Classification System. Licensee hereby represents and warrants to Owner that, to the best of Licensee’s knowledge, as of the Commencement Date, Licensee anticipates that Licensee’s operations at the Licensed Premises will, as of the Commencement Date, have the following North American Industry Classification System (“NAICS”) code: 325412 and that Licensee’s intended specific manner of use and occupancy of the Licensed Premises for the Permitted Use is subject to ISRA. From time to time during the Term, Owner may (but not more than one (1) time during any calendar year) request that Licensee provide a list of the applicable NAICS codes for the activities then being conducted by Licensee at the Licensed Premises. (g) ISRA. If Licensee’s operations at the Licensed Premises at any time during the Term constitute an “Industrial Establishment” (as defined under ISRA), and/or are subject to the provisions of ISRA or any other Environmental Law, Licensee agrees to comply, at its sole cost and expense, with all requirements of ISRA, including but not limited to as set forth in Exhibit E, attached hereto and made a part hereof, and any other applicable Environmental Law to the satisfaction of the governmental entity, department or agency having jurisdiction over such matters (including, but not limited to, performing site investigations and performing any removal and remediation required in connection therewith) so as to obtain an unrestricted, unconditional Final Remediation Document (as defined under ISRA) in connection with any action by Licensee which triggers ISRA or any action by Licensee or a Licensee Party that triggers the requirements of any other Environmental Law. Notwithstanding anything herein to the contrary, Licensee shall have no obligation whatsoever to conduct any site investigations or undertake any remediation of Hazardous Substances that are present on the Licensed Premises solely as a result of the occurrence of a spill or discharge of Hazardous Substances or Hazardous Waste occurring before the Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

10 126004904.8 4925-6081-2984, v. 12 Commencement Date or was not otherwise caused or negligently exacerbated by Licensee or any Licensee Party, or if such spill, discharge or other event was caused directly by the willful act or negligence of an Owner Party (collectively, “Pre-Existing Conditions”). (h) Notices. If Owner has given Licensee the name and address of any holder of a mortgage, Licensee agrees to send to said holder a photocopy of those items given to Owner pursuant to the provisions of this Section 9. (i) Survival. Licensee’s obligations under this Section 9 shall survive the expiration or earlier termination of this License. (j) Indemnity. Licensee shall indemnify, defend and hold Owner or any of its employees, members, officers, agents, or contractors (“Owner Parties”), harmless, from and against any and all Claims, as well as costs for any investigation, removal, remediation, cleanup and restoration work and materials mandated or required by any governmental agency or court having jurisdiction or by any third party, arising as a result of Hazardous Substances or Hazardous Waste first brought in, on or under the Licensed Premises during the Term, disturbed by Licensee or Licensee Parties during the Term, any violations of Environmental Laws at the Licensed Premises during the Term, or the migration of said Hazardous Substances or Hazardous Waste onto adjacent properties, provided such occurrences were not the result of the negligence or willful misconduct of Owner or Owner Parties. Licensee’s obligations hereunder shall survive the expiration or earlier termination of this License. Owner shall indemnify, defend and hold Licensee and the Licensee Parties, harmless, from and against any and all Claims, as well as costs for any investigation, removal, remediation, cleanup and restoration work and materials mandated or required by any governmental agency or court having jurisdiction or by any third party, arising as a result of any Pre-Existing Conditions. Owner’s obligations hereunder shall survive the expiration or earlier termination of this License (k) Prior to executing this License, Licensee shall complete, execute and deliver to Owner, Licensee’s Hazardous Materials Disclosure Certificate (the “HazMat Certificate”), a copy of which is attached hereto as Exhibit D, and incorporated herein by reference. Licensee covenants, represents and warrants to Owner that the information on the HazMat Certificate is true and correct and accurately described the use(s) of Hazardous Materials which will be made and/or used on the Licensed Premises by Licensee. If Licensee’s use of Hazardous Materials change during the term of this License, Licensee shall complete, execute, and deliver to Owner, a HazMat Certificate describing Licensee’s present use of Hazardous Materials on the Licensed Premises, and any other reasonably necessary documents as requested by Owner. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit D. Notwithstanding any provision contained in this License to the contrary, Licensee shall not be permitted to use any Hazardous Material prohibited by the Rules, shall require Owner’s express permission for the use of certain Hazardous Materials listed in the Rules (which consent Owner may withhold in its sole discretion), shall abide by restrictions set forth in the Rules regarding Hazardous Materials with respect to maximum permitted quantities and reporting requirements set forth in the Rules. Licensee shall participate in participate in Building safety drills as set forth in the Rules. (l) Intentionally Omitted. (m) Certain Definitions. The following terms shall have the meanings ascribed to them below: (i) Environmental Laws: Any and all current and future federal, state and local environmental laws, rules, statutes, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any governmental entity with respect to or which otherwise pertain to or affect the Licensed Premises or the Project, or any portion thereof, the use, ownership, occupancy or operation of the Licensed Premises or the Project, or any portion thereof, or Licensee or any other occupant, relating to the environment, to any Hazardous Waste, Hazardous Substances or Medical Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

11 126004904.8 4925-6081-2984, v. 12 Waste, or to any activity involving any Hazardous Waste, Hazardous Substances or Medical Waste, including but not limited to (a) the Atomic Energy Act, 42 U.S.C. § 2011 et seq., as amended (“AEA”), (b) the Clean Air Act, 42 U.S.C. § 7401 et seq., as amended (“CAA”), (c) CERCLA, (d) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq., as amended (“EPCRA”), (e) the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § 136 et seq., as amended (“FIFRA”), (f) the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., as amended (“FWPCA”), (g) the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq., as amended (“HMTA”), (h) the Low-Level Radioactive Waste Policy Act, 42 U.S.C. § 2021b et seq., as amended (“LLRWPA”), (i) the Nuclear Waste Policy Act of 1982, 42 U.S.C. § 10101 et seq., as amended (“NWPA”), (j) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., as amended (“OSHA”), (k) the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., as amended (“RCRA”), (l) the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., as amended (“SDWA”), (m) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., as amended (“TSCA”), (n) the substantive equivalent of any of the foregoing in any state or foreign jurisdiction, (o) ISRA, (p) the Spill Act, and (q) the New Jersey Brownfield and Contaminated Site Remediation Act, NJSA 58:10B-1, et seq.; (r) the New Jersey Site Remediation Reform Act, N.J.S.A. 58:10C-1, et seq. (together with amendments thereto and its implementing regulations, “SRRA”); (s) the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11, et seq.); (t) the New Jersey Water Pollution Control Act (N.J.S.A. 58:10A-1 et seq.); the (u) New Jersey Sanitary Landfill Facility Closure and Contingency Fund Act (N.J.S.A. 13:1E-100 et seq.); (v) the New Jersey Underground Storage of Hazardous Substances Act (N.J.S.A. 58:10A-21 et seq.); (w) the New Jersey Toxic Catastrophe Prevention Act (N.J.S.A. 13:1K- 19 et seq.); (x) and the New Jersey Environmental Rights Act, N.J.S.A. 2A:35A-1 et seq. and (y) DEP’s Technical Regulations for Site Remediation and all comparable state and local laws, and any and all rules and regulations, as the same be amended, modified or supplemented from time to time. (ii) Hazardous Substances: means (i) those substances included within the definitions of hazardous substances, pollutants, contaminants, hazardous materials, toxic substances, or solid waste in any of the Environmental Laws, or are listed, described, or regulated under any of the Environmental Laws; (ii) any material, material physical waste, or substance which is: (A) regulated as a “biohazard” pursuant to 29 CFR 1910.1030 (g)(1)(i)(A); (B) asbestos or which contains asbestos; (C) polychlorinated biphenyls or which contain the same, including transformers or other equipment containing dielectric fluid; (D) designated as a hazardous substance pursuant to Section 311 of the Clean Water Act, or listed pursuant to Section 307 of the Clean Water Act; (E) hydrocarbons, oil or petroleum, petroleum products, petroleum distillate, or petroleum byproducts; (F) explosives; (G) radioactive materials; (H) radon gas; or (I) formaldehyde, including urea formaldehyde foam insulation; and (iii) mold or airborne toxins. (iii) Hazardous Waste: means any and all wastes (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws, including, but not limited to, microbial matter, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding Medical Waste. (iv) Medical Waste: means all federal, state, and local laws, rules, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any governmental entity pertaining to the generation, use, management, transportation or disposal of wastes, subject to the New Jersey Comprehensive Regulated Medical Waste Management Act (N.J.S.A. 13:1E-48.1 et seq.), the New Jersey Medical Waste Regulations (N.J.A.C. 7:26 3A), the Bloodborne Pathogens Standard (29 C.F.R. § 1910.1030) as promulgated by the New Jersey Public Employees Occupational Safety and Health Act, the Hazardous Materials Transportation Law (U.S.C. §§ 5101-5128), and the Department of Transportation Hazardous Materials Regulations (49 C.F.R. Parts 172-180), and any other laws or policies that may apply to the generation, use, management, transportation or disposal of regulated medical Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

12 126004904.8 4925-6081-2984, v. 12 waste, cultures and stocks, pathological wastes, human blood and blood products, used or unused sharps, animal waste, isolation wastes, or other potentially infectious materials. (v) ISRA: means the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. as amended and all implementing regulations. 10. No Assignment or Subletting. Licensee may not (nor its legal representative or successors in interest by operation of law or otherwise) assign this License or sub-license the Licensed Premises or any part thereof without Owner’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any assignment or sub-licensing without the prior written consent of Owner is void, and at the option of Owner, Owner may terminate this License. Notwithstanding the foregoing, any assignment made by Licensee to any affiliate of Licensee, or, in connection with any merger, acquisition, sale of all or substantially all of the assets of Licensee, or similar transaction shall not violate this Section 10 and shall not require the consent of Owner, provided that Licensee provide ten (10) days’ notice of such transaction; and, further provided that the resulting entity shall have a tangible net worth at least equal to that of Licensee as of the date hereof. Any assignment or sublicensing of the Licensed Premises shall not serve to release Licensee from its liability or obligations hereunder. Any proceeds from any assignment or sublicensing in excess of the License Fees due hereunder shall be remitted to Owner as Additional License Fees hereunder, after subtracting therefrom any of Licensee’s actual, reasonable, out-of-pocket costs and expenses incurred in connection with the assignment or subleasing, including, without limitation, improvement allowances, brokerage fees or commissions, and legal fees and disbursements. In the event Licensee requests the right to assign this License or sublicense the entirety of the Licensed Premises, Owner shall have the option to recapture the Sublicensed Premises, or, to enter into a license with any such prospective occupant directly. 11. Insurance. (a) Licensee must obtain, and maintain at all times during the Term, insurance in the following kinds and minimum amounts: (i) Workers’ Compensation insurance with limits at least as required by applicable law and Employers Liability insurance with limits of at least $1,000,000.00. (ii) Commercial General Liability Insurance, written on an ISO CG 00 01 occurrence policy form or its equivalent, covering premises operations, fire damage, personal injury, and advertising liability with minimum limits as follows: $1,000,000.00 each occurrence and $2,000,000.00 general aggregate per location for bodily injury (including death and mental anguish) and property damage, $1,000,000 personal and advertising injury, and $2,000,000 products-completed operations (for which coverage shall be maintained continuously for a minimum period equal to the applicable statute of limitations or statute of repose, whichever is greater), and $500,000.00 Damage to Rented Premises. The policy will not contain exclusions related to Licensee’s use of the Licensed Premises. (iii) Umbrella or excess liability coverage of not less than $5,000,000 each occurrence and $5,000,000 general aggregate, which insurance shall follow form to primary general liability coverage required above. (iv) business automobile liability insurance for all owned, non-owned and hired vehicles with a $1,000,000 combined single limit. (v) Pollution liability insurance in form and at levels reasonably acceptable to Owner. (b) Licensee may, at its option, purchase insurance to cover its business income and Licensee’s Property. “Licensee’s Property” means Licensee’s trade fixtures, equipment, personal property, signage, and telephone, security, and communication equipment system wiring and cabling. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

13 126004904.8 4925-6081-2984, v. 12 (c) The Additional Insureds must be named as additional insured on the Commercial General Liability. All such coverages will be primary and any other insurance that may be available to Owner and any Additional Insured will be excess and noncontributory. “Additional Insureds” means Owner, Landlord, and their members, partners, joint venturers, shareholders, officers, employees, agents, mortgagees, ground lessors, affiliates, and property managers, and any other applicable party whose name and address have been furnished to Licensee. All policies will be endorsed with a waiver of subrogation in favor of the Additional Insureds. (d) Licensee must provide prior written notice (whether by hard copy or electronic mail) to Owner of any cancellation or nonrenewal of any and all insurance contracts required by this License no later than 10 days prior to cancellation or nonrenewal. (e) All policies evidencing the insurance coverages required hereunder must be issued by insurance companies with a financial strength rating (as dictated by A.M. Best on date of coverage inception) of A-X or better. (f) Licensee must provide certificates showing insurance coverage required by this License to Owner prior to accessing the Licensed Space (but in any event, prior to the Possession Date) with accompanying additional insured, waiver of subrogation, and primary and noncontributory language (as applicable). Prior to the expiration date of any such coverage, Licensee must deliver to Owner certificates of insurance evidencing renewals thereof with accompanying endorsements as outlined above. At any time during the Term, Owner may request in writing, and Licensee must thereupon within 10 days supply to Owner, evidence satisfactory to Owner of compliance with the provisions of this Section 11. If Owner does not receive satisfactory evidence of insurance coverage as required by this License, Owner may, but is not required to, force place insurance to cover the risk and all related costs will be charged back to Licensee. (g) The insurance coverages and amounts herein are minimum coverages and limits only and will in no way limit or diminish Licensee’s liability hereunder and be subject to increase at any time if Owner reasonably deems such increase necessary consistent with other laboratory and office buildings in the central/northern New Jersey market. If Licensee carries additional liability insurance, including, without limitation, umbrella/excess liability insurance, the Additional Insureds will also be included as an additional insured under that policy on a primary and noncontributory basis. (h) In addition, it is understood that the Building owner insures the Building itself, and if Licensee’s specific manner of use of the Licensed Premises (as distinguished from the mere Permitted Use) increases the cost of the owner’s insurance then this cost will be passed along to Licensee as an additional fee. (i) Owner will not be liable for any damage or injury to Licensee, or any person, or to any property, occurring on the Licensed Premises or any part thereof resulting from the actions or inactions of Licensee, and to the fullest extent permitted by law Licensee will indemnify, save harmless, and defend Owner from and against any and all claims, demands, suits, or actions to the extent arising out of or from or related to any accident, injury, or damage whatsoever caused to or claimed by any person or property arising directly or indirectly out of the business conducted by Licensee in the Licensed Premises or occurring in, on or about the Licensed Premises or any part thereof, or arising directly or indirectly from any act or omission of Licensee or any Licensee Agent, and from and against any and all costs, expenses, and liability incurred in connection with any such claim or proceeding brought thereon. The commercial general liability coverage maintained by Licensee must specifically insure the contractual obligations of Licensee as set forth herein, but not limit Licensee’s liability herein. Licensee’s obligations under this Section shall survive the termination or expiration of this License. (j) Notwithstanding anything to the contrary in this License, Owner and Licensee each waives, releases, and agrees not to make any claim against or seek to recover from, the other with respect Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

14 126004904.8 4925-6081-2984, v. 12 to any loss or damage to the property of such party arising out of fire or other casualty coverable by a standard “Causes of Loss-Special Form” property insurance policy and/or builders’ risk insurance policy with, in the case of Licensee, such endorsements and additional coverages as are considered good business practice in Licensee’s business, even if such loss or damage shall be brought about by the fault or negligence of the other party or its agents; provided, however, such waiver by Owner shall not be effective with respect to Licensee’s liability described in Section 9 and such waiver by Licensee shall not be effective with respect to any liability described in Section 9 that is not the responsibility of Licensee under Section 9. This waiver and release are effective regardless of whether the releasing party actually maintains the insurance described in this Section 11 and is not limited to the amount of insurance actually carried, or to the actual proceeds received after a loss. Each party shall have its insurance company that issues its property coverage waive any rights of subrogation and shall have the insurance company include an endorsement acknowledging this waiver, if necessary. Notwithstanding anything to the contrary in this License, all waivers of subrogation and rights of recovery under this Section 11 shall also apply to each of the waiving party’s insurance policies’ deductible(s)/self-insured retention(s). 12. Entry and Inspection. (a) Owner and persons authorized by Owner may enter the Licensed Premises (excepting only any Secure Areas (as hereinafter defined), which shall be governed by Section 12(b) hereof) at all reasonable times upon at least twenty-four (24) hours advance notice or, in the case of an emergency, at any time without notice. Licensee may have a representative present for any such access by Owner, but such representative’s failure to attend any such access shall not abrogate Owner’s rights hereunder. Owner has the absolute right at all times, including an emergency situation, to limit, restrict, or prevent access to the Building in response to an actual, suspected, perceived, or publicly or privately announced health or security threat. (b) Tenant shall have the right to reasonably designate, by notice to Landlord, portions of the Licensed Premises as secure areas (each, a “Secure Area”) to which Landlord shall not have access without being accompanied by a representative of Tenant (except in the case of an emergency). Tenant shall have the right to have a representative accompany Landlord (and persons authorized by Landlord) during any entry into the Secure Areas, which representative Tenant agrees to make available upon Landlord’s reasonable request with reasonable prior notice. If Tenant or Tenant’s representative shall not be present when for any reason entry into the Secure Area shall be necessary because of an emergency or if otherwise permissible under this Lease, then Landlord or Landlord’s agents may enter the same without such entry being deemed to be in violation of this Section 12(b). 13. Notices. Whenever notice must be given or served by either party to this License, such notice will be duly given or served if in writing and either: (i) personally served; (ii) delivered by prepaid nationally recognized courier service (for example, Federal Express, UPS, and USPS) with evidence of receipt required; (iii) forwarded by registered or certified mail, return receipt requested, postage prepaid; or (iv) if an email address is provided by the recipient, emailed with confirmation of receipt by the recipient; in all such cases addressed to the applicable Notice Address (as set forth on page 1 of this License). Each such notice will be deemed to have been given to or served upon the party to which addressed on the date such notice is delivered or delivery is refused. Receipt of emails shall be deemed delivered upon confirmation of receipt by the recipient, or, if sent prior to 5:00 PM on a business day, on the day such email is sent, provided that such notice is also sent via another method provided for herein on the same such day. Each party has the right to change its address for notices (in the United States) by a writing sent to the other party in accordance with this Section. However, billing statements and communications related to ordinary business operations may be sent by regular mail or electronic means (such as email) to Licensee’s billing contact without copies. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

15 126004904.8 4925-6081-2984, v. 12 14. Late Charge. If Owner does not receive the full payment of any License Fee within five (5) days of when due, Licensee must pay to Owner a late fee in the amount of 5% of such overdue amount. If any License Fee payment is returned for insufficient funds, Owner may assess a fee to Licensee, which fee is currently $40.00 per returned payment. Notwithstanding the foregoing, for the first late payment in any License Year, Owner shall first provide written notice to Licensee, and no late charge shall accrue or be due unless Licensee fails to make payment within five (5) business days following receipt of such notice. 15. Default. A “Default” is deemed to exist if: (a) Licensee makes an assignment for the benefit of creditors or files a petition, in any state court, in bankruptcy, reorganization, or composition, or makes an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property; (b) any petition is filed against Licensee or any guarantor of Licensee’s obligations hereunder in any bankruptcy, reorganization, or insolvency proceedings, and such proceedings are not dismissed or vacated within 90 days after such petition is filed; (c) a receiver or trustee is appointed for Licensee or any guarantor of Licensee’s obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship is not set aside within 90 days after such appointment; (d) Licensee refuses to take possession of the Licensed Premises, vacates the Licensed Premises and permits the same to remain unoccupied and unattended for 30 or more consecutive days, or substantially ceases to carry on its normal activities in the Licensed Premises; (e) Licensee abandons the Licensed Premises; (f) Licensee fails to pay License Fee or any other charges required to be paid by Licensee when due and such failure continues for five business days after written notice from Owner; provided, however, Owner has no obligation to give Licensee more than two (2) such notices during any twelve (12) calendar month period of the Term, after which it is deemed a Default if Licensee fails to pay any License Fee or other charge when due, regardless of Licensee’s receipt of notice of such nonpayment, and, provided further, there will be an automatic Default if Licensee fails to pay any License Fee when due and an automatic stay of bankruptcy precludes issuance of a default notice; (g) Licensee fails to perform or observe any of the terms and conditions of this License, and such failure continues for 30 days after written notice from Owner (except that such 30-day period will be automatically extended for such additional period of time as is reasonably necessary to cure such Default if such Default cannot be cured within such period, provided Licensee commences the process of curing within such 30-day period and diligently pursues such cure to completion in good faith and as expeditiously as possible; or (h) any execution, levy, attachment, or other legal process of law occurs upon Licensee’s goods, fixtures, or interest in the Licensed Premises that is not stayed within 30 days. 16. Remedies of Owner. Should a Default occur, Owner may pursue any or all of the following: (a) In addition to all other rights or remedies it may have at law and in equity, Owner has the right to: (i) declare all License Fees and other payments for the entire unexpired Term at once due and payable and if not paid forthwith upon Owner’s demand then to resort to legal process for collection of all accelerated payments due under this License; (ii) terminate this License and resort to legal process for collection of damages and/or eviction; and (iii) reenter and attempt to relicense the Licensed Premises without terminating this License and remove all persons and property from the Licensed Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Licensee, all without service of notice or resort to legal process and without being deemed guilty of Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

16 126004904.8 4925-6081-2984, v. 12 trespass, or becoming liable for any loss or damage that may be occasioned thereby. In addition, Owner may sell any property abandoned by Licensee and apply the proceeds to Owner’s damages hereunder. (b) Any payment required to be made by Licensee under the provisions of this License not made by Licensee within five (5) days of when and as due is thereupon deemed to be due and payable by Licensee to Owner on demand with interest thereon from the date when the particular amount became due to the date of payment thereof to Owner. The interest rate will be at the rate of 12% per annum. (c) Owner may terminate this License by giving five (5) business days’ written notice of such termination to Licensee, whereupon this License will automatically cease and terminate and Licensee will immediately be obligated to quit the Licensed Premises. Any other notice to quit or notice of Owner’s intention to reenter the Licensed Premises is hereby expressly waived. If Owner elects to terminate this License, everything contained in this License on the part of Owner to be done and performed will cease without prejudice, subject, however, to the right of Owner to recover from Licensee all License Fees and any other sums accrued up to the time of termination or recovery of possession by Owner, whichever is later, plus all late fees and interest. (d) Upon termination of this License, Owner may proceed to recover possession of the Licensed Premises under and by virtue of the provisions of the laws of New Jersey, or by such other proceedings, including reentry and possession, as may be applicable. (e) Should this License be terminated before the expiration of the Term by reason of Licensee’s Default, or if Licensee abandons or vacates the Licensed Premises before the expiration or termination of the Term of this License without having paid the full License Fee for the remainder of the Term, Owner has the option to relet the Licensed Premises for such license fee and upon such terms as are not unreasonable under the circumstances and if the full License Fees reserved under this License (and any of the costs, expenses, or damages indicated below) are not realized by Owner, Licensee will be liable for all damages sustained by Owner, including without limitation deficiency in the License Fee, the unamortized cost of any commission paid to Broker for this License, reasonable attorneys’ fees, brokerage fees, and expenses of placing the Licensed Premises in first-class condition. Owner, in putting the Licensed Premises in good order or preparing the same for re-occupancy, may at Owner’s option, make such alterations, repairs, or replacements in the Licensed Premises as Owner, in its sole and absolute judgment, considers advisable and necessary for the purpose of relicensing the Licensed Premises, and the making of such alterations, repairs, or replacements will not operate or be construed to release Licensee from liability hereunder. Owner will in no event be liable in any way whatsoever for failure to re-license the Licensed Premises, or if the Licensed Premises are re-licensed, for failure to collect the license fee under such re- licensing, and in no event will Licensee be entitled to receive the excess, if any, of such net license fee collected over the sums payable by Licensee to Owner hereunder. (f) Any damage or loss of License Fee sustained by Owner may be recovered by Owner, at Owner’s option, at the time of re-licensing, or in separate actions, from time to time, as such damage may have been made more easily ascertainable by successive re-licensing, or at Owner’s option in a single proceeding deferred until the expiration of the Term (in which event Licensee hereby agrees that the cause of action will not be deemed to have accrued until the date of expiration of the Term), or in a single proceeding prior to either the time of re-licensing or the expiration of the Term. (g) Nothing contained herein will prevent the enforcement of any claim Owner may have against Licensee for anticipatory breach of the unexpired Term. In the event of a breach or anticipatory breach by Licensee of any of the covenants or provisions hereof, Owner has the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings, and other remedies were not provided for herein. Mention in this License of any particular remedy will not preclude Owner from any other remedy in law or in equity. Licensee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Licensee being evicted or Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

17 126004904.8 4925-6081-2984, v. 12 dispossessed for any cause, or in the event of Owner obtaining possession of the Licensed Premises by reason of the violation by Licensee of any of the covenants and conditions of this License. (h) Neither any delay or forbearance by Owner in exercising any right or remedy hereunder nor Owner’s undertaking or performing any act that Owner is not expressly required to undertake under this License may be construed to be a waiver of Owner’s rights or to represent any agreement by Owner to thereafter undertake or perform such act. The rights granted to Owner in this Section are cumulative of every other right or remedy provided in this License or that Owner may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies may not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of the License Fee or damages accruing to Owner by reason of any Default. Owner may accept payment without prejudice to Owner’s right to recover the balance or pursue any other right or remedy provided for in this License, at law or in equity. The waiver by Owner of any breach of any covenant or condition in this License will be limited to the particular instance and will not operate nor be deemed to waive any future breaches of the same or any other covenant or condition. (i) In addition to any other remedies set forth in this License, Owner may, but shall not be required to, and without waiving any such default, perform any obligations of Licensee required hereunder for the account and at the expense of Licensee (a) immediately and without notice with respect to a default by Licensee that constitutes an emergency, and (b) if, in the case of any other default, such default continues after ten (10) days from the date Owner delivers a notice after the occurrence of a default. Within twenty (20) days after Owner’s demand, Licensee shall pay to Owner all costs and expenses incurred by Owner in performing any of Licensee’s obligations under this License, which amounts due shall be deemed Additional License Fees hereunder. 17. Surrender; Return of Licensed Premises; Holding Over. (a) No later than the End Date or earlier termination of Licensee’s right to possession of the Licensed Premises (“Surrender Date”), Licensee must vacate and surrender possession of the Licensed Premises to Owner peaceably, in good order and condition (subject to ordinary wear and tear), broom clean, and in conformity with the applicable provisions of this License. Subject to the other terms of this License, Licensee must, at its expense, remove all of Licensee’s Property and repair any and all damage caused by such removal. Licensee hereby expressly waives the benefit of any Applicable Law requiring any notice that the Term will end or that Licensee must vacate the Licensed Premises upon the expiration or other termination of the Term, or with respect to notice of termination of this License (either by passage of time or because of forfeiture of this License as herein provided) or remedies of Owner in gaining possession of the Licensed Premises. (b) Licensee has no right to hold over beyond the Surrender Date, and if Licensee does not vacate as required such failure is deemed a Default and Licensee’s occupancy will not be construed to effect or constitute anything other than a trespass. During any period of occupancy beyond the Surrender Date, the amount of the License Fee owed by Licensee to Owner will be the Holdover Percentage of the License Fee for the month immediately prior to the End Date, without prorating for any partial month of holdover. “Holdover Percentage” equals: (i) 150% for the first two (2) months of holdover; and (ii) 200% for any period of holdover beyond two months. The provisions of this Section will not constitute a waiver by Owner of any right of reentry as set forth in this License, nor will receipt of any License Fee operate as a waiver of Owner’s right to terminate this License. If Licensee fails to vacate and surrender the Licensed Premises for a period of thirty (30) days beyond the Surrender Date, Licensee must indemnify, defend, and hold harmless Owner from all costs, losses, expenses, or liabilities incurred as a result of such failure. Licensee’s obligation to pay the License Fee and to perform all other of its obligations for the period through the Surrender Date and the terms of this Section survive the End Date. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

18 126004904.8 4925-6081-2984, v. 12 (c) At least 45 days prior the Surrender Date of Licensee’s surrender of any portion of the Licensed Premises, Licensee must provide Owner with: (i) a facility decommissioning and Hazardous Materials closure plan for the Licensed Premises (“Exit Survey”) prepared by an independent third party reasonably acceptable to Owner; (ii) written evidence of all appropriate governmental releases obtained by Licensee in accordance with Applicable Laws, including laws pertaining to the surrender of the Licensed Premises; (iii) proof that the Licensed Premises have been decommissioned in accordance with American National Standards Institute (“ANSI”) Publication Z9.11-2008 (entitled Laboratory Decommissioning) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successor no longer exist, a similar entity publishing similar standards); and (iv) proof of Licensee’s compliance with the provisions of Section 9 hereof. In addition, Licensee agrees to remain responsible after the surrender of the Licensed Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and compliance with any recommendations set forth in the Exit Survey. Licensee’s obligations under this section shall survive any earlier termination of the Agreement. Licensee is solely responsible for all costs incurred by Owner to clean the Licensed Premises after Licensee’s surrender thereof, to the extent the Licensed Premises does not comply with the surrender conditions of this License, such obligation will survive the End Date. In such case, Owner shall notify Licensee in writing whether the surrender was satisfactory or if there are items that need to be remedied. This process shall repeat until Licensee has successfully surrendered the Licensed Premises in the condition required by this License. 18. Fire and Casualty. If the Licensed Premises or the Building is injured or damaged by fire or other casualty and if the required repairs are of such a nature that they can be completed within 180 days after the damage, then this License will not be terminated. Owner is not obligated to make repairs to the Licensed Premises in the event the time to complete repairs will exceed 180 days, or, if Owner or Landlord choose to terminate the Lease. Should Owner elect not to rebuild, Owner or Licensee may terminate this License effective as of the date of the casualty by written notice to the other party. In no event will Owner be liable to Licensee in any respect whatsoever for Licensee’s inability to operate its business as a result of any casualty. Licensee is responsible to carry a work/business interruption insurance policy covering risk of such loss. If the Licensed Premises are partially damaged and Owner repairs or restores them pursuant to the provisions of this License, the License Fee payable for the period during which such damage, repair, or restoration continues will be abated in proportion to the degree to which Licensee’s use of the Licensed Premises is impaired. If the Licensed Premises are completely destroyed, the License Fee will be abated during the period that Licensee is unable to occupy the Licensed Premises. If this License is terminated, the License Fee will be prorated to the date of termination. 19. Subordinate to Mortgage. This License is subordinate to the lien of any deeds of trust or mortgages now or hereafter placed upon the Building, Project or any portion thereof (a “Mortgage”) without the necessity of any further instrument or act on the part of Licensee to effectuate such subordination. Licensee must execute and deliver to Owner within 15 days after written demand such further instrument evidencing such subordination and agreement to attorn as may be reasonably required by any Mortgagee. If Owner is or is alleged to be in default of any of its obligations owing to Licensee under this License, Licensee must give notice of such default to the holder (“Mortgagee”) of any Mortgage that Licensee has been given written notice. Licensee may not exercise any right or remedy because of any default by Owner without having given such notice to the Mortgagee, and if Owner fails to cure such default, the Mortgagee may cure such default within 45 days after Mortgagee’s receipt of Licensee’s default notice. This License is subordinate to the rights, liabilities, and restrictions contained in any recorded declaration or other restriction of record. Licensee must, within 15 days after Owner’s written request from time to time, execute and deliver to Owner an estoppel certificate certifying to all reasonably requested information pertaining to this License. 20. Publication Rights; Intellectual Property. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

19 126004904.8 4925-6081-2984, v. 12 (a) During the Term, Licensee will cooperate with Owner to allow Owner the right to: (i) republish or reprint any articles published in scientific journals resulting from Licensee’s work; (ii) cite any scientific discoveries made by Licensee; and (iii) publicize venture capital funding received by Licensee and grants awarded to Licensee, on Owner’s website and in marketing and public relations materials promoting the Graduate Labs, provided in all instances proper recognition is given to the organizations and authors responsible for creating such publications or notices, and further provided such information does not constitute confidential information of Licensee and such action does not violate the rights of Licensee in any of its Intellectual Property (hereinafter defined). (b) Owner and Licensee will be bound by and comply with all applicable intellectual property and advertising laws in the performance of their obligations and rights under this License. Except for the licenses and permissions granted to Owner by Licensee under Section 20(a) of this License, Licensee retains all right and title in and to its intellectual property, including without limitation proprietary data, inventions (whether or not patentable), trade secrets, knowhow, personal names, likenesses, voices, business names, trademarks, service marks, logos, trade dress, copyrights, other identifiers or other intellectual property, or modified or altered versions of the foregoing (collectively, “Intellectual Property”). Licensee must not and agrees not to directly or indirectly take, copy, or use any Intellectual Property belonging to Owner’s other licensees or any of their guests or any other visitors or occupants of the Building. Owner is not responsible for any of Licensee’s Intellectual Property that any other licensees or their guests, visitors, or occupants may take, copy, or use. Licensee acknowledges that it will be in close proximity to other individuals and companies who are licensees, visitors, or occupants in the Licensed Premises, and it is Licensee’s sole responsibility to protect the confidentiality of its own information. Except to the extent caused by the acts, negligence or willful misconduct of Owner, Owner hereby disclaims any and all liability or responsibility arising out of or in connection with the protection, or lack thereof, of Licensee’s Intellectual Property, and Licensee hereby waives and agrees to hold Owner harmless from and against any and all claims on account thereof. 21. Owner’s Liability. Owner will not be liable for any obligation or liability based on or arising out of any event or condition occurring during the period that Owner was not the owner or lessee of the Building. Owner may transfer its interest in the Master Lease Premises without the consent of Licensee. Owner will have no personal liability under any of the terms, conditions, or covenants of this License. Licensee and Licensee Parties must look solely to Owner’s interest in the Master Lease Premises for the satisfaction of any claim, remedy, or cause of action of any kind whatsoever arising from the relationship between the parties or any rights and obligations they may have relating to the Licensed Premises, this License, or anything related to either, including without limitation as a result of the breach of any section of this License by Owner. 22. During any extension of the License Term, Owner shall have the right, upon notice to Tenant, to designate as the Licensed Premises and relocate Licensee to space (hereinafter called “Substituted Space”) on the tenth (10th) floor of the Building that approximately corresponds to the area of the Licensed Premises; provided, however, (a) the alterations, installations and finishes to the Substituted Space shall be as substantially similar as reasonably practicable to the alterations, installations and finishes to the Licensed Premises then existing, and (b) Owner shall move Licensee to the Substituted Space at Owner’s cost. Licensee shall not be required to remove any alterations or installations from the Licensed Premises in connection with any relocation pursuant to this Article 22. Notwithstanding such substitution of space, this License and all the terms, provisions, covenants and conditions contained in this License (including, without limitation, the obligation to pay License Fees as heretofore set forth) shall remain and continue in full force and effect, except that the Licensed Premises shall be and be deemed to be such Substituted Space, with the same force and effect as if the Substituted Space were originally specified in this License as the Licensed Premises hereunder, except that Licensee’s Proportionate Share shall be re- calculated based on the square footage of the Substituted Space. For the purposes of this paragraph, Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

20 126004904.8 4925-6081-2984, v. 12 “Owner’s cost” means and such cost is limited to the costs of physically moving Licensee’s furniture, fixtures, furnishings and other personal property to and installing Licensee’s telecommunications and computer systems in the Substituted Space, and fitting out the Substituted Space so that it is substantially similar the Licensed Premises prior to such relocation. Licensee shall cooperate with Owner in connection with designing and performing the interior alterations to the Substituted Space so that the alterations, installations and finishes thereto shall be as substantially similar to the alterations to the Licensed Premises as are then in existence at the time that Owner’s notice first referred to herein is given as is reasonably practicable. Following such substitution of space (pursuant to this Article) if any, Owner and Licensee shall, promptly at the request of either party, execute and deliver an agreement in recordable form specifying such substitution of space and the effective date thereof. 23. General Provisions. (a) Subject to the terms and provisions of Section 10, the respective rights and obligations provided in this License bind and inure to the benefit of the parties hereto and their successors and assigns. (b) Licensee, upon payment in full of the required License Fee and full performance of the terms, conditions, covenants and agreements contained in this License, shall peaceably and quietly have, hold and enjoy the Licensed Premises during the Term hereof. (c) This License, which by this reference incorporates all exhibits, riders, schedules, and other attachments hereto, supersedes all prior discussions, proposals, negotiations and discussions between the parties and this License contains all of the agreements, conditions, understandings, representations, and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. Except to the extent expressly set forth in this License, neither Owner, nor anyone acting on Owner’s behalf, has made any representation, warranty, estimation, or promise of any kind or nature whatsoever, and Owner disclaims any implied representations or warranties, relating to the condition or suitability of the Pre-built Lab Space or any part thereof including the Licensed Premises, including without limitation, the fitness of the Licensed Premises for Licensee’s intended use, the building systems, the indoor air quality, and the environmental condition. (d) If any provisions of this License are held to be invalid, void, or unenforceable, the remaining provisions hereof will in no way be affected or impaired and such remaining provisions will remain in full force and effect. (e) This License will be construed, interpreted, and governed by the laws of the State of New Jersey, without regard to choice of law principles. Owner and Licensee each consent to the exclusive jurisdiction of the state and federal courts located in the jurisdiction in which the Building is located. (f) Signage. No later than thirty (30) days following the Commencement Date, Owner shall provide Licensee with a listing on the directory board located in the Building lobby, and Building standard signage directly outside Licensee’s entrance door to the Licensed Premises. (g) Inability to perform; Abatement. (i) If Owner or Licensee is in any way delayed or prevented from performing any obligation (except, with respect to Licensee, its obligations to pay the License Fee and surrender of the Licensed Premises as and when required under this License) due to fire or other casualty (or reasonable delays in the adjustment of insurance claims), acts of terrorism, war or other emergency (including severe weather emergency), governmental delay beyond what is commercially reasonable (provided the party claiming the delay provides reasonable evidence to the other party that the party claiming the delay is diligently pursuing the approval or permit that is the subject to the governmental delay), inability to obtain any materials or services, acts of God, strike, lockout or other labor dispute, orders or regulations of any Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

21 126004904.8 4925-6081-2984, v. 12 federal, state, county or municipal authority, embargoes, or any other cause beyond such party’s reasonable control (whether similar or dissimilar to the foregoing events) (each, a “Force Majeure Event”), then the time for performance of such obligation will be excused for the period of such delay or prevention (and such party will not be deemed in default with respect to the performance of its obligations) and extended for a period equal to the period of such delay or prevention. Financial disability or hardship will never constitute a Force Majeure Event. No such inability or delay due to a Force Majeure Event will constitute an actual or constructive eviction, in whole or in part, or entitle Licensee to any abatement or diminution of the License Fee, or relieve the other party from any of its obligations under this License, or impose any liability upon such party or its agents, by reason of inconvenience or annoyance to the other party, or injury to or interruption of the other party’s business, or otherwise. (ii) In the event that (i) the business of Licensee is materially adversely affected as a result of any failure by Owner to provide services, utilities or access to all or any portion of the Licensed Premises as required by this License (each, an “Interruption”) and such condition continues for a period in excess of five (5) consecutive business days after Licensee gives a notice to Owner (the “Abatement Notice”) stating that Licensee’s inability to use the Licensed Premises is solely due to such Interruption, (ii) Licensee does not actually use or occupy the Licensed Premises during such period, and (iii) such condition has not resulted from the negligence, willful misconduct, breach of contract, violation of the provisions of this License beyond any applicable notice and cure period or violation of law of Licensee, then, License Fees shall be abated as to the Licensed Premises or such affected portion of the Licensed Premises on a per diem basis for the period commencing on the sixth (6th) business day after Licensee gives the Abatement Notice, and ending on the earlier of (x) the date Licensee reoccupies the Licensed Premises for the ordinary conduct of its business, or (y) the date on which such Interruption is substantially remedied. For purposes of clarity, if Owner’s inability to provide services, utilities or access to the Licensed Premises as set forth in item (i) above is the result of a Force Majeure Event or any other event outside of Owner’s reasonable control, such inability shall not be deemed an Interruption, and, the abatement detailed in this provision shall not apply. (h) Owner and Licensee each represents and warrants that it is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, including those parties named on OFAC’s Specially Designated Nationals and Blocked Persons List. Each is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. (i) Neither Licensee nor any party acting on Licensee’s behalf may issue any press release regarding this License. Licensee has no right to record this License or a memorandum or notice of this License. Owner may use Licensee’s name in press releases related to the Pre-built Lab Space or the Project, but only after Licensee has an opportunity to review and approve any such press release, such approval not to be unreasonably withheld, conditioned or delayed. (j) This License may be executed in any number of counterparts, each of which when taken together is deemed to be one and the same instrument. The submission of this License by Owner to Licensee for examination does not constitute a reservation of or option for the Licensed Premises or of any other space within the Building or in other buildings owned or managed by Owner or its affiliates. This License is not binding nor will either party have any obligations or liabilities or any rights with respect hereto, or with respect to the Licensed Premises, unless and until both parties have executed and delivered this License. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of this License and signature pages by electronic transmission constitutes effective execution and delivery of this License for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

22 126004904.8 4925-6081-2984, v. 12 (k) TO THE EXTENT PERMITTED BY APPLICABLE LAW, OWNER AND LICENSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LICENSE AS AMENDED FROM TIME TO TIME. LICENSEE CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE PREMISES; PROVIDED, HOWEVER, NOTHING HEREIN WILL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE PREMISES. LICENSEE WAIVES ANY RIGHT TO RAISE ANY NONCOMPULSORY COUNTERCLAIM IN ANY SUMMARY OR EXPEDITED ACTION OR PROCEEDING INSTITUTED BY OWNER. OWNER, LICENSEE, ALL GUARANTORS, AND ALL GENERAL PARTNERS EACH WAIVES ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE BUILDING IS LOCATED, AND WAIVES ANY RIGHT, CLAIM, OR POWER UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE TO TRANSFER ANY SUCH ACTION TO ANY OTHER COURT. (l) Owner and Licensee each represents and warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Licensed Premises or this transaction with any broker or finder other than an affiliate of Owner, representing Owner, and Broker (if any), representing Licensee. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys’ fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. Owner shall pay Broker any commission due in connection with this License pursuant to the terms of a separate written agreement between Owner and Broker. No part of this provision shall be understood to create a third-party beneficiary of this License. This Section will survive the Expiration Date. (m) Except with respect to any holdover by Licensee, neither Owner nor Licensee shall be liable for any consequential, special, or punitive damages under this License. (n) Owner shall cooperate with Licensee, at not cost to Owner, in connection with Licensee’s procurement of parking spaces with the New Brunswick Parking Authority. (o) The Building is currently serviced by a generator which provides back-up power for certain critical equipment in the Building which are connected to designated outlets in the Licensed Premises (the “Generator”). If the use of the Generator is necessary, Licensee shall be permitted its Proportionate Share of the critical power provided by the Generator to service its critical equipment connected to the designated outlets. Owner shall maintain the Generator in good order and condition by entering into a service and repair contract and using prudent operating, repair and replacement practices, and the costs thereof, shall be included in Operating Expenses. (p) In the event of any default by Owner under this License, Licensee must give Owner written notice specifying such default with particularity, and Owner shall have thirty (30) days after receipt of such written notice in which to cure any such default; provided, however, if such default cannot, by its nature, be cured within such thirty (30) day period, then Owner shall have such additional time as is reasonably necessary to cure such default, provided Owner commences its cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion (an “Owner Default”). [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 EXHIBIT C Services/Equipment Provided by Landlord 1. Vacuum 2. Compressed Air 3. RO/DI Water 4. CO2 for Tissue Culture 5. Lab waste PH Neutralization 6. On site Staffed Security Desk (24/7) Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 EXHIBIT D HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Owner (identified below) to evaluate and finalize a license agreement with you as Licensee. After a license agreement is signed by you and the Owner (the “License”), if at any time thereafter the information contained in this Hazardous Materials Disclosure Certificate should change, then, in accordance with Section 9 of the signed License, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and any subsequent certificate provided by you thereafter will be maintained in confidentiality by Owner subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Licensed Premises are located, (iii) Owner to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed License. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to: Owner: Helix NB LLC c/o New Brunswick Development Corp. 120 Albany Street Tower 1 – Floor #7 New Brunswick, NJ 08901 Attn: Merissa Buczny Phone: 732-259-2220 Email: mbuczny@devco.org Licensee: Aquestive Therapeutics, Inc. 184 Liberty Corner Road Warren, NJ 07059 Attn: Vincent Buono Phone: [_____________] Email: vbuono@aquestive.com Licensee Contact Person for Hazardous Waste Materials Management and Manifests: Aquestive Therapeutics, Inc. 184 Liberty Corner Road Warren, NJ 07059 Attn: [_____________] Phone: [_____________] Email: [_____________] 1. GENERAL INFORMATION: Describe the initial proposed operations to take place in, on, or about the Licensed Premises, including, without limitation, principal products processed, manufactured or assembled, services and activities to be provided or otherwise conducted. Existing Licensees should describe any proposed changes to ongoing operations. (Attached additional sheets if necessary). _____________________________________________________________________________________ _____________________________________________________________________________________ Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

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2. **USE/STORAGE/DISPOSAL OF HAZARDOUS OR OTHER SPECIFIED MATERIALS:**

2.1 Will any Hazardous Materials be used ☐, generated ☐, stored ☐ or disposed of ☐in, on or about the Licensed Premises? (Note: Generally all storage will be required to be fully contained). Existing Licensees should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Licensed Premises.

(a) Wastes	Yes ☐	No ☐
(b) Chemical Products	Yes ☐	No ☐
(c) Biological Agents	Yes ☐	No ☐
(d) Radioactive Materials/Isotopes	Yes ☐	No ☐
(e) Select Agents/Toxins	Yes ☐	No ☐
(f) Controlled Substances (DEA Regulated	Yes ☐	No ☐
(g) Other	Yes ☐	No ☐

- If yes is marked attach all MSDS's and please explain: (MSDS's Attached ☐),

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- If yes is marked for item (c), specify Biosafety Level: BSL-1 ☐ BSL-2 ☐
- If yes is marked for item (d), attach Nuclear Regulatory Commission (NRC) or State radiation license: (License Attached ☐)
- If yes is marked for item (e), specify which agents/toxins:

- If yes is marked for item (f), specify which controlled substances:

2.2 If yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Licensed Premises, including the applicable hazard class and an estimate of the quantities of each such Hazardous Materials at any given time; estimated annual throughout; the proposed location(s) and method of storage, including container sizes and types (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Licensees should attach a list setting forth the information requested above and such list should include actual data from ongoing operations and the identification of any variations in such information from the prior year's certificate.

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4925-6081-2984, v. 12

126004904.8 4925-6081-2984, v. 12 Attach a Site Plan indicating all storage areas - (Attached ). 3. STORAGE TANKS AND SUMPS: 3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Licensed Premises? Existing Licensees should describe any such actual or proposed activities, including any required SPCC Plan. Yes No If yes, please explain: _________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 4. WASTE MANAGEMENT: 4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Licensees should describe any additional identification numbers issued since the previous certificate. Yes No Describe RCRA status: ________________________________________________________ _____________________________________________________________________________________ 4.2 Has your company filed a biennial or quarterly report as a hazardous waste generator? Existing Licensees should describe any new reports filed. Yes No If yes, attach a copy of the most recent report filed. (Attached ). 5. WASTEWATER TREATMENT AND DISCHARGE: 5.1 Will your company discharge wastewater or other wastes to: ___________ storm drain? ___________ sewer? ___________ surface water? ___________ facility treatment plant? ___________ grounds ___________ no wastewater or other (i.e., compressor blow-down) wastes discharged Existing Licensees should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s). (Note: Generally, discharges to storm drains will be prohibited without prior review and approval from Landlord). 6. AIR DISCHARGES: 6.1 Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Licensed Premises that will discharge into the air; and will such air emissions be monitored? Existing Licensees should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Licensed Premises which discharge into the air and whether such air emissions are being monitored. Yes No If yes, please explain: _________________________________________________________ _____________________________________________________________________________________ Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 _____________________________________________________________________________________ 6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Licensees should specify any such equipment being operated in, on or about the Licensed Premises. ___________ Spray booth(s) ___________ Incinerator(s) ___________ Dip tank(s) ___________ Dry-cleaning ___________ Drying oven(s) ___________ Other (please describe) ___________ No Equipment Requiring Air Permits If yes, please explain: _________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 6.3 Do any of your operations generate an obvious odor: Yes No If yes, please explain: _________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 7. HAZARDOUS MATERIALS DISCLOSURES: 7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements. Existing Licensees should indicate whether or not a Management Plan is required and has been prepared. Yes No If yes, attach a copy of the Management Plan. Existing Licensees should attach a copy of any required updates to the Management Plan. 7.2 (CA Only) Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in or about the Licensed Premises regulated under Proposition ‘65? Existing tenants should indicate whether or not there are any new hazardous materials being used which are regulated under Proposition ‘65. Yes No If yes, please explain: _________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 8. ENFORCEMENT ACTIONS AND COMPLAINTS: 8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees designated as a PRP or has your company received requests for information, notice or demand letters (cited in violation of any environmental regulation), or any other inquiries regarding its operations? Existing Licensees should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 Yes No If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Licensees should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Owner pursuant to the provisions of Section of the signed License Agreement. _____________________________________________________________________________________ _____________________________________________________________________________________ 8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns? Yes No If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Owner. Existing Licensees should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Owner pursuant to the provisions of Section 9 of the signed License Agreement. ______________________________________________ _____________________________________________________________________________________ 8.3 Have there been any problems or complaints from past or current landlords, adjacent tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety or odor concerns? Existing Licensees should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Licensed Premises. Yes No If yes, please describe. Existing Licensees should describe any such problems or complaints not already disclosed to Owner under the provisions of the signed License. _____________________________________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 8.4 Please provide the addresses for each space leased or licensed by your Company in the past ten years the name and phone number of each Owner. _____________________________________________________________________________________ _____________________________________________________________________________________ _____________________________________________________________________________________ 9. PERMITS AND LICENSES: 9.1 Attach copies of all Hazardous Materials permits and licenses issued to your company with respect to its proposed operations in, on or about the Licensed Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Licensees should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 10. STATE AND LOCAL REQUIREMENTS: 10.1 (This Section reserved for any requirements unique to a State or Local control agency) The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Owner in connection with the evaluation and finalization of a License Agreement and will be attached thereto as Exhibit D. The undersigned further acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of the License Agreement. The undersigned further acknowledges and agrees that the Owner and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the License Agreement and the continuance thereof throughout the term, and any renewals thereof, of the License Agreement. I am acting with full authority to bind the (proposed) Licensee and on behalf of the (proposed) Licensee, certify, represent and warrant that the information contained in this certificate is true and correct. LICENSEE: AQUESTIVE THERAPEUTICS, INC. a Delaware corporation By ______________________________________ Name: Title: Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 EXHIBIT E ISRA COMPLIANCE (a) Compliance with ISRA. (i) Licensee further agrees to implement and execute all of the provisions of this Section in a timely manner so that such implementation and execution coincide with the termination of this License or coincide with the vacating of the Licensed Premises by Licensee at any time during the Term of this License. In connection with subsection (a) above, if ISRA is applicable and Licensee fails to obtain an unconditional, unrestricted Final Remediation Document (as defined in ISRA) from the New Jersey Department of Environmental Protection (“NJDEP”) or a Licensed Site Remediation Professional (as defined in ISRA), as the case may be, and evidence reasonably satisfactory to Owner that all conditions to the effectiveness of such Final Remediation Document have been fully satisfied (including, for example, evidence that the document has been executed and delivered by all parties and, if applicable, filed with NJDEP), or if Licensee fails to otherwise comply with the provisions of ISRA prior to the Expiration Date, or if, with respect to any other Environmental Law, Licensee fails to fully comply with the applicable provisions of such other Environmental Law prior to the Expiration Date, then in any of the foregoing cases, Licensee will be deemed to be a holdover Licensee and shall pay rent at the holdover rate set forth in this License and shall continue to diligently pursue compliance with ISRA and/or such other Environmental Law. Upon Licensee’s full compliance with the provisions of ISRA or of such other Environmental Law, Licensee shall deliver possession of the Licensed Premises to Owner in accordance with the provisions of this License and such holdover rent shall be adjusted as of said date. Without limiting Licensee’s obligations hereunder, if NJDEP commences an audit with respect to, or otherwise challenges or disapproves, any Final Remediation Document, then Licensee shall take all actions required by either NJDEP and Owner, or both, to comply with the provisions of ISRA in connection therewith; provided, however, that in responding to any such audit Licensee shall not be deemed to be a holdover Licensee. (ii) If Licensee’s operations in the Licensed Premises now or hereafter constitute an “Industrial Establishment” as that term is defined in ISRA then (i) not later than three (3) months prior to closing operations (including by reason of the expiration or sooner termination of the License) or transferring ownership or operations of Licensee at the Licensed Premises (as defined under ISRA), (ii) prior to any assignment of the License or any subletting of any portion of the Licensed Premises, or (iii) any other event caused by Licensee occurs which may trigger ISRA, Licensee shall at its own cost and expense, provide to Owner evidence that Licensee has engaged a Licensed Site Remediation Professional (“LSRP”) and caused the LSRP to initiate the process of ISRA compliance and the performance of all remediation and other requirements of ISRA, including without limitation all requirements of N.J.S.A. 13:1K-9(b) through and including (l). Licensee shall promptly provide to Owner copies of the filing with the NJDEP of an initial notice under N.J.S.A. 13:1K-9(a) and the report of the Preliminary Site Assessment and Site Investigation conducted by the LSRP. Should the NJDEP or LSRP determine that a clean-up plan be prepared and that clean-up be undertaken because of any spills or discharges of Hazardous Materials or wastes at the Licensed Premises and/or the Land, which occur during the term of this License, Licensee shall, at Licensee’s own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. Licensee’s obligation to pay Rent shall continue until such time as Licensee obtains and delivers to Owner a Di minimis Exemption, Negative Declaration or Response Action Outcome as defined by ISRA (or the equivalent under then applicable Environmental Laws), or such other proof, reasonably satisfactory to Owner, that the Licensed Premises and/or the Land may be sold by Owner without violation of ISRA. (iii) The parties acknowledge and agree that pursuant to the provisions of ISRA, after the commencement date of the License, Licensee, if subject to ISRA, shall be, and is hereby, designated the party responsible to comply with the requirements of ISRA. In addition, any failure of Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

126004904.8 4925-6081-2984, v. 12 Licensee to provide any information and submission as required under ISRA shall constitute a default under this License. Any assignee of Licensee shall be deemed to have acknowledged, and by entering into such assignment or sublease, and/or by entering into possession of the Licensed Premises, does hereby acknowledge, that such assignee is the party responsible, jointly and severally with Licensee, under the provisions of this License. (iv) In the event that Licensee is not obligated to comply with the requirements of ISRA then prior to the expiration or sooner termination of the License or any subletting of any portion of the Licensed Premises, and if Owner has reasonable basis to believe that a violation of Environmental Law may have occurred, Licensee shall: A. engage an LSRP to undertake an Environmental Site Assessment and Site Investigation, as those terms are defined in ISRA, and if there is indication that a Release of any Hazardous Materials has occurred at, on, or from the Licensed Premises, an appropriate report shall be filed with the applicable governmental agencies and Licensee shall remediate the Release in accordance with applicable Environmental Laws. B. submit the results of the foregoing activity to Owner; and C. After Owner’s review of the results of the foregoing activity comply with Owner’s reasonable requirements for additional testing and/or cleanup and site detoxification of any and all Hazardous Materials identified by reason of the site investigation or additional testing including Owner’s requirements corresponding to those which the NJDEP or LSRP could require under ISRA if applied to Licensee and/or the Licensed Premises. All costs associated with Licensee’s compliance with these requirements shall be paid by Licensee upon demand. Docusign Envelope ID: DF96B6B4-2696-8CD7-8322-D978BB4729E4

Certificate Of Completion

Envelope Id: DF96B6B4-2696-8CD7-8322-D978BB4729E4
Status: Completed
Subject: Complete with Docusign: Acquestive License Agreement 4925-6081-2984.12.docx
Source Envelope:

Document Pages: 37	Signatures: 2	Envelope Originator:
Certificate Pages: 5	Initials: 0	Linda Cianci
AutoNav: Enabled		156 W 56th St
EnvelopeId Stamping: Enabled		New York, NY 10019-3800
Time Zone: (UTC-08:00) Pacific Time (US & Canada)		LCianci@windelsmarx.com
		IP Address: 216.75.254.164

Record Tracking

Status: Original 9/18/2026 6:38:21 AM	Holder: Linda Cianci LCianci@windelsmarx.com	Location: DocuSign

Signer Events	Signature	Timestamp
Christopher J. Paladino cpaladino@devco.org Security Level: Email, Account Authentication (None) Electronic Record and Signature Disclosure: Accepted: 9/18/2026 7:59:50 AM ID: 45093cfc-8fbc-4f4f-a74a-6ea8a13fe423	 Signature Adoption: Pre-selected Style Using IP Address: 173.70.101.146 Signed using mobile	Sent: 9/18/2026 6:52:52 AM Viewed: 9/18/2026 7:59:50 AM Signed: 9/18/2026 8:00:10 AM
DANIEL BARBER dbarber@aquestive.com CEO Security Level: Email, Account Authentication (None) Electronic Record and Signature Disclosure: Accepted: 9/18/2026 7:15:32 AM ID: a9cd1633-1982-4268-82f4-e6bbfc2cd668	 Signature Adoption: Pre-selected Style Using IP Address: 47.19.76.74	Sent: 9/18/2026 6:52:51 AM Resent: 9/18/2026 8:14:29 AM Viewed: 9/21/2026 6:46:57 AM Signed: 9/21/2026 7:01:26 AM

Signed by:
7D6C6054DA7D4F4...
DocuSigned by:
01F57B17858D447...

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

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Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	9/18/2026 6:52:52 AM
Certified Delivered	Security Checked	9/21/2026 6:46:57 AM

Envelope Summary Events Status Timestamps Signing Complete Security Checked 9/21/2026 7:01:26 AM Completed Security Checked 9/21/2026 7:01:26 AM Payment Events Status Timestamps Electronic Record and Signature Disclosure

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